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                                                               Exhibit 10.60.1

                                                                EXECUTION COPY

     AMENDMENT NO. 1, dated as of May 27, 1999 (this "AMENDMENT"), to the Debt Service Reserve Guarantee, dated as of March 18, 1999 (the "GUARANTEE"), made by EDISON MISSION ENERGY, a California corporation (the "GUARANTOR"), in favor of UNITED STATES TRUST COMPANY OF NEW YORK, as Collateral Agent (in such capacity, the "COLLATERAL AGENT") for certain senior secured creditors of Edison Mission Holdings Co., a California corporation (the "BORROWER").


                                 RECITALS

          A. The Borrower has entered into a Credit Agreement, dated as of March 18, 1999 (as the same may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"; the loans made thereunder, the "LOANS"), with certain financial institutions (collectively, the "LENDERS") and Citicorp USA, Inc., as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT").

          B. Under Section 8.2.7 of the Credit Agreement, the Borrower has agreed not to make any Restricted Payments (as therein defined) unless, INTER ALIA, the Debt Service Reserve Requirements (as therein defined) is satisfied.

          C. The Debt Service Reserve Requirement may be satisfied by cash, certain letters of credit, a guarantee by the Guarantor or a combination thereof.

          D. The Borrower wishes to issue $300 million in aggregate principal amount of Senior Secured Bonds due 2019 and $530 million in aggregate principal amount of Senior Secured Bonds due 2026 (collectively, the "BONDS"; the trustee to the holders thereof, the "TRUSTEE"), the proceeds of which will be used to repay a portion of the Loans, which, in turn, will have the effect of reducing the amount of the Debt Service Reserve Requirement.

         E. To reflect such reduction in the amount of the Debt Service Reserve Requirement, the Guarantor has requested, and, upon this Amendment becoming effective, the Collateral Agent has agreed, that the amount of the guarantee provided for in the Guarantee be amended in the manner provided for in this Amendment.

     NOW, THEREFORE, the parties hereto hereby agree as follows:


          1. AMENDMENT OF DEFINITIONS. The definition of the term "Guarantee Amount" contained in Section 1(b) of the Guarantee is hereby amended by deleting the current definition in its entirety and substituting in lieu thereof the following:

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          "GUARANTEE CAP" means three million U.S. Dollars (U.S.$3,000,000).

          2. COUNTERPARTS. This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this letter by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

          3. LIMITED EFFECT. Except as expressly provided herein, all of the terms and provisions of the Guarantee are and shall remain in full force and effect.

          4. SEVERABILITY. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          5. CONDITIONS TO EFFECTIVENESS. The amendment provided for herein shall become effective on the date the Collateral Agent shall have received counterparts of this Amendment duly executed and delivered by the Guarantor and consented to by the Administrative Agent and the Trustee.

          6. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                              EDISON MISSION ENERGY

                                              By: /s/ Steven D. Eisenberg
                                                 ---------------------------
                                                 Name:  Steven D. Eisenberg
                                                 Title: Vice President




                                              UNITED STATES TRUST COMPANY OF
                                              NEW YORK, as Collateral Agent


                                              By: /s/ Christopher J. Grell
                                                 ---------------------------
                                                 Name: Christopher J. Grell
                                                 Title: Assistant Vice President


Acknowledged and Consented to by:


CITICORP USA, INC., as Administrative Agent



By: /s/ Anita J. Brickell
   --------------------------
   Name:  Anita J. Brickell
   Title: Attorney-in-Fact


UNITED STATES TRUST COMPANY OF NEW YORK, as Trustee



By: /s/ Christopher J. Grell
   --------------------------
   Name:  Christopher J. Grell
   Title: Assistant Vice President